Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2019
Cash And Cash Equivalents [Abstract]
Cash and Cash Equivalents
23)	CASH AND CASH EQUIVALENTS

	As at March 31
Particulars	2018	2019
Cash in hand	128	93
Funds in transit	33,123	45,108
Bank balances	74,239	132,789
Term deposits	80,157	—
Total	187,647	177,990

Funds in transit represents the amount collected from customers through credit cards /net banking which is outstanding as at the year end and credited to Group’s bank accounts subsequent to the year end. Funds in transit from related parties are disclosed in note 40.

The Group’s exposure to interest rate risk and a sensitivity analysis for financial assets and financial liabilities is disclosed in note 6 and 37.